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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                  May 28, 1997


                          SmarTalk TeleServices, Inc.
             (Exact name of registrant as specified in its charter)


                                   California
                    (State or jurisdiction of incorporation)


       0-21579                                          95-4502740
(Commission File Number)                     (IRS Employer Identification No.)



1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA          90025
       (Address of principal executive offices)                   (Zip Code)


                                 (310) 444-8800
                        (Registrant's Telephone Number)
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Item 2.  Acquisition of Assets.

         On May 28, 1997, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), acquired SmarTel Communications, Inc., a
Delaware corporation ("SmarTel"), through a merger in which SMTK Acquisition Corporation, a Delaware corporation ("SMTK") and a wholly owned subsidiary of SmarTalk, merged with and into SmarTel pursuant to the Agreement and Plan of Merger, dated as of May 24, 1997 (the "Agreement"), among SmarTalk, SMTK, SmarTel, and each of the stockholders of SmarTel appearing as signatories to the Agreement.

         Pursuant to the Agreement, the holders of common and/or preferred SmarTel shares received an aggregate of 714,286 shares of SmarTalk common stock as consideration for the merger. Each share of SmarTel Class A common stock was converted into the right to receive .1788 shares of SmarTalk common stock. Each share of SmarTel preferred stock was converted into the right to receive
70.047 shares of SmarTalk common stock. Each share of SmarTel Class B common stock was converted into the right to receive .1788 shares of SmarTalk common stock and one contingent value right. The contingent value rights are rights to receive payments based primarily on the performance of SmarTel after the merger. The Agreement is filed as Exhibit 2.1 hereto.

         The merger consideration was determined based upon arms-length negotiations between SmarTalk and SmarTel. Prior to the merger, there was no material relationship between SMTK, SmarTalk, or the SmarTalk shareholders and SmarTel, any affiliates of SmarTel, any director or officer of SmarTel, or any associate of any director or officer.

         SmarTalk is engaged in a similar business as SmarTel, and intends to use SmarTel's assets in a substantially similar manner as used by SmarTel prior to the agreement, and operate SmarTel as a wholly-owned subsidiary of SmarTalk.

         In addition, on May 28, 1997, SmarTalk issued a press release announcing the consummation of the transactions contemplated by the Agreement, which press release is filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 The required financial statements will be filed no later than August 11, 1997.

         (b)     Pro Forma Financial Information.

                 The required pro forma financial information will be filed no later than August 11, 1997.



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         (c)     Exhibits.

                  2.1 Agreement and Plan of Merger, dated May 24, 1997, among SmarTalk TeleServices Inc., SMTK Acquisition Corporation, SmarTel Communications, Inc. and each of the stockholders of SmarTel Communications, Inc. appearing as signatories (without schedules)/1/.

                  4.1     Terms of Contingent Value Rights.

                 99.1 Press release, dated May 28, 1997, of SmarTalk TeleServices Inc.

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/1/   SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SMARTALK TELESERVICES, INC.
                                              (Registrant)



                                       By /s/ ERICH L. SPANGENBERG
                                         ---------------------------
                                         Erich L. Spangenberg
                                         President and Chief Operating
                                         Officer

Date: June 12, 1997





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                                 EXHIBIT INDEX


Number           Subject Matter
------           --------------
 2.1 Agreement and Plan of Merger, dated May 24, 1997, among SmarTalk TeleServices, Inc., SMTK Acquisition Corporation, SmarTel Communications, Inc. and each of the stockholders of SmarTel Communications, Inc. appearing as signatories (without schedules)/1/.

 4.1            Terms of Contingent Value Rights.

99.1            Press release, dated May 28, 1997, of SmarTalk TeleServices,
                Inc.

---------------
/1/ SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.



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